PENN SERIES FUNDS, INC.

Supplement dated December 8, 2017

to the Prospectus dated May 1, 2017, as supplemented

This supplement provides new and additional information beyond that contained in the

Prospectus and should be read in conjunction with the Prospectus.

Large Core Value Fund

Effective December 8, 2017, Aaron S. Dunn, CFA will replace John D. Crowley as co-portfolio manager of the Large Core Value Fund.

As a result of the foregoing, the information in the Prospectus under the heading “Portfolio Managers” in the Large Core Value Fund’s “Fund Summary” section is hereby replaced in its entirety by the following:

Portfolio Managers

The individual members of the team jointly and primarily responsible for the day-to-day management of the Fund’s portfolio are described below.

Edward J. Perkin, CFA, Chief Equity Investment Officer of Eaton Vance Management, has served as lead portfolio manager of the Fund since June 2014.

Aaron S. Dunn, CFA, Vice President of Eaton Vance Management, has served as a portfolio manager of the Fund since December 2017.

The second paragraph of the Eaton Vance Management description under the heading “Management — Sub-Advisers” of the Prospectus is hereby replaced in its entirety by the following:

The Fund is co-managed by Edward J. Perkin, CFA (lead portfolio manager) and Aaron S. Dunn, CFA. Mr. Perkin has served as a portfolio manager of the Fund since June 2014 and manages other Eaton Vance portfolios. He is Chief Equity Investment Officer and Vice President of Eaton Vance. Prior to joining Eaton Vance in 2014, Mr. Perkin was Chief Equity Investment Officer, International and Emerging Markets Equity, and Managing Director, Portfolio Manager, Perkinurope, EAFE and Global, at Goldman Sachs Asset Management (2002-2014). Mr. Dunn has served as a portfolio manager of the Fund since December 2017 and manages other Eaton Vance portfolios. He is a Vice President of Eaton Vance and has been employed by Eaton Vance for more than five years.

The changes described above will have no effect on the Fund’s investment objectives or principal investment strategies. The changes also will not affect the Fund’s fees and expenses.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

PM8406    12/17

PENN SERIES FUNDS, INC.

Supplement dated December 8, 2017

to the Statement of Additional Information (“SAI”) dated May 1, 2017, as supplemented

This supplement provides new and additional information beyond that contained in the

SAI and should be read in conjunction with the SAI.

Large Core Value Fund

Effective December 8, 2017, Aaron S. Dunn, CFA will replace John D. Crowley as co-portfolio manager of the Large Core Value Fund.

As a result of the foregoing, the portfolio manager ownership and other accounts managed information in the SAI, under the section “General Information — Portfolio Managers — Eaton Vance Management,” is hereby replaced in its entirety by the following:

Fund Shares Owned by Portfolio Managers. The portfolio managers did not beneficially own any shares of the Fund as of October 31, 2017.

Other Accounts. In addition to the Fund, the portfolio managers are responsible for the day-to-day management of certain other accounts, as listed below. None of the accounts listed below are subject to a performance-based advisory fee. The information below is provided as of October 31, 2017.

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts(2)
Name	Number of Accounts	Total Assets (in millions)	Number of Accounts*	Total Assets (in millions)	Number of Accounts	Total Assets (in millions)
Aaron S. Dunn, CFA	0	$0	0	$0	0	$0
Edward J. Perkin, CFA(1)	5	$5,306,406,906	2	$93,681,702	26	$2,114,134,388

(1)	This portfolio manager provides advisory services for certain of the “Other Accounts” on a nondiscretionary or model basis.
(2)

For “Other Accounts” that are part of a wrap account program, the number of accounts is the number of sponsors for which the portfolio manager provides advisory services rather than the number of individual customer accounts within each wrap account program.

The changes described above will have no effect on the Fund’s investment objectives or principal investment strategies. The changes also will not affect the Fund’s fees and expenses.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

PM8407    12/17